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                         METROPOLITAN SERIES FUND, INC.

                     Loomis Sayles High Yield Bond Portfolio

                        SUPPLEMENT DATED FEBRUARY 6, 2002
                       TO THE PROSPECTUS DATED MAY 1, 2001

The following information supplements the Metropolitan Series Fund, Inc. prospectus dated May 1, 2001. You should keep this Supplement to the Prospectus for future reference.

On February 5, 2002, the Board of Directors of Metropolitan Series Fund, Inc. voted unanimously to approve, subject to approval by the shareholders of the Loomis Sayles High Yield Bond Portfolio ("the Portfolio"), a proposal to reorganize the Portfolio into the Lord Abbett Bond Debenture Portfolio of Met Investors Series Trust ("Abbett Bond"). If shareholders approve the proposal, all of the assets of the Portfolio will be transferred to Abbett Bond and shareholders of the Portfolio will receive shares of Abbett Bond in exchange for their shares of the Portfolio. Shareholders of the Portfolio are scheduled to vote on the proposal at a special meeting to be held on April 26, 2002. If approved on that date, the reorganization is scheduled to occur on April 29, 2002. Shareholders will be mailed information detailing the proposal on or about March 22, 2002. Until then, the operation of the Portfolio will remain unchanged.